N-CSR Certification Exhibit [EX-99.1.CERT]
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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Vantagepoint Funds (the "Fund") on Form N-CSR for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                  /s/ Joan McCallen
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         Joan McCallen, Principal Executive Officer

         Date     September 2, 2004
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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Vantagepoint Funds (the "Fund") on Form N-CSR for the period ending June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


                  /s/ John Bennett
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         John Bennett, Principal Financial Officer

         Date     September 1, 2004
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